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                                                                   Exhibit 10.21


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     Coast

     Loan and Security Agreement

Borrower:  CYBERLINK, INC.,
           a California corporation
Address:   5855 Topanga Canyon Boulevard, Suite 520
           Woodland Hills, California 91367

Date:      September 8, 1995

THIS LOAN AND SECURITY AGREEMENT ("Loan Agreement"), dated the above date, is entered into at Los Angeles, California, between COASTFED BUSINESS CREDIT CORPORATION ("CoastFed"), a California corporation, with offices at 12121 Wilshire Boulevard, Suite 1111, Los Angeles, California 90025, and the borrower named above ("Borrower"), whose chief executive office is located at the above address ("Borrower's Address").


1.    LOANS.

      1.1 Loans, Collateral Agreements. Borrower has requested and may hereafter request that CoastFed advance funds or otherwise extend credit to or for the benefit of Borrower ("Loan(s)") in accordance with the terms and provisions of this Loan Agreement and other written agreements ("Collateral Agreement(s)"), including, but not limited to, any one or more of the following described security agreements now or hereafter entered into between Borrower and CoastFed:
(a) Accounts Collateral Security Agreement; (b) Inventory Collateral Security Agreement; (c) Equipment Collateral Security Agreement; and (d) any promissory notes or guaranties. The amount and terms of payment of any Loans by CoastFed to Borrower shall be determined in accordance with the terms and provisions of this Loan Agreement and of any executed Collateral Agreements. Notwithstanding anything herein or in any Collateral Agreement to the contrary, in no event shall the Borrower permit the total balance of all Loans and all other Obligations outstanding at any one time to exceed $7,000,000 ("Maximum Credit"); and, if for any reason they do, Borrower shall immediately pay the amount of such excess to CoastFed in immediately available funds.

      1.2 Interest. Unless specifically provided to the contrary in any Collateral Agreement, all Loans shall bear interest at a rate equal to the "Prime Rate" (as hereinafter defined), plus 2.25% per annum, calculated on the basis of a 360-day year for the actual number of days elapsed. The interest rate applicable to all Loans shall be adjusted monthly as of the first day of each month, and the interest to be charged for that month shall be based on the highest "Prime Rate" in effect during said month, but in no event shall the rate of interest charged on any Loans in any month be less than 7.5% per annum. Prime Rate" is defined as the actual "Reference Rate" or the substitute therefor of the Bank of America NT & SA ("B of A") whether or not that rate is the lowest interest rate charged by B of A. If the Prime Rate, as defined, is unavailable, "Prime Rate" shall mean the highest of the prime rates published in the Wall Street Journal on the first business day of the month, as the base rate on corporate loans at large U.S. money center commercial banks.

      1.3 Fees. Borrower shall pay to CoastFed a loan origination fee in the amount of $52,500 concurrently with the initial funding of the Loans, and a facility fee of $1,500 per quarter commencing with October 1, 1995 and continuing on the first (1st) day of first (1st) month of each calendar quarter thereafter during the term of this Loan Agreement. Said fees are in addition to all other sums payable to CoastFed, are not refundable for any reason, and shall bear interest from the date due to the date paid at the highest interest rate applicable to any of the Obligations.

2.    DEFINITIONS OF OBLIGATIONS AND COLLATERAL; GRANT OF SECURITY INTEREST

      2.1 Obligations. The term "Obligations" as used in this Loan Agreement, and any and all Collateral Agreements, shall mean and include each and all of the following: the obligation to pay all Loans and all interest thereon when due and to pay and perform when due all other indebtedness, liabilities, obligations, guarantees, covenants, agreements, warranties and representations of


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Borrower to CoastFed, whether heretofore, now or hereafter existing, owing or arising; whether primary, secondary, direct, acquired from a third party, absolute, contingent, fixed, secured or unsecured; joint or several, written or oral, monetary or non-monetary; and whether created pursuant to, or caused by Borrower's breach of, this Loan Agreement, a Collateral Agreement or any other present or future agreement or instrument, or created by operation of law or otherwise.

      2.2 Collateral. As security and collateral for all Obligations, Borrower hereby grants to CoastFed a continuing security interest in, and assigns to CoastFed, all of Borrower's interest in the types of property described below, whether now owned or hereafter acquired and wherever located, together with all proceeds (including insurance proceeds), substitutions, accessions and products thereof (collectively referred to as "Collateral"):

      2.2(a) Accounts. All accounts, contract rights, chattel paper, and instruments, and all other obligations now or hereafter owing to Borrower (hereinafter sometimes collectively referred to as "Accounts"), including, but not limited to, those described in any Accounts Collateral Security Agreement executed by Borrower, and all right, title and interest of Borrower in, and all of Borrower's rights and remedies with respect to, all goods, the sale or other disposition of which gives rise to any Account, including, without limitation, all returned, reclaimed and repossessed goods and all rights of stoppage in transit, replevin, reclamation, and all rights as an unpaid vendor; and

      2.2(b) Inventory. All inventory, goods, merchandise, materials, raw materials, work in process, finished goods, advertising, packaging and shipping materials, supplies, and all other tangible personal property which is held for sale or lease or furnished under contracts of service or consumed in Borrower's business, including, without limitation, any and all of the foregoing which are returned, repossessed, reclaimed or stopped in transit, and including, but not limited to, those described in any inventory Collateral Security Agreement executed by Borrower, and all warehouse receipts and other documents or instruments now or hereafter issued with respect to any of the foregoing; and

      2.2(c) Equipment. All equipment, goods (other than inventory), machinery, fixtures, trade fixtures, vehicles, furnishings, furniture, supplies, materials, tools, machine tools, office equipment, appliances, apparatus, parts, dies, jigs, and chattels, including, but not limited to, those described in any Equipment Collateral Security Agreement executed by Borrower; and

      2.2(d) Intangibles. All deposit accounts and general intangibles (including, but not limited to, tax refunds, goodwill, name, drawings, trademarks, blueprints, trade names, trade secrets, customer lists (except for the customer list previously sold by Borrower to General Electric), patents, patent applications, copyrights, security deposits, loan commitment fees, royalties, licenses, processes, and all other rights, privileges and franchises (including, licenses issued by the Federal Communications Commission ("FCC") and all other licenses, approvals, permits and other authorizations issued by the FCC to Borrower, including the proceeds of any sale or other disposition thereof, in each case to the extent that a security interest therein is not prohibited by law, provided that to the extent that a security interest therein is now so prohibited and to the extent that such security interest at any time hereafter shall no longer be so prohibited, then such security interest shall automatically and without any further action attach and become fully effective at that time (giving effect to any retroactive effect to any change in applicable law or regulation)); and

            All personal property of Borrower which comes into CoastFed's possession, custody or control; and all tangible and intangible personal property in which CoastFed now has or hereafter acquires a security interest to secure any or all of the Obligations; and all substitutions, additions and accessions to any or all of the foregoing items of Collateral; and all guaranties of and security for any and all of the foregoing; and all books and records relating to any and all of the foregoing and the equipment containing said books and records. Payment and performance of the Obligations are collateralized by the Collateral and by any security interest created in any other agreement now or hereafter existing between CoastFed and Borrower unless such other agreement is a deed of trust or other security instrument having real property, or rents from real property as its subject matter and expressly provides to the contrary.

      2.3 Conditions Precedent. The effectiveness of this Agreement and the obligation of CoastFed to make the Loans is subject to the satisfaction, in the sole discretion of CoastFed, at or prior to the first advance of funds hereunder, of each, every and all of the following conditions:

      2.3(a) Status of Accounts. No Account shall be due and unpaid 120 days past its due date; and

      2.3(b) Lock Box Agreement. There shall be in place a completely executed and delivered lock box agreement in form and substance and with a financial institution acceptable to CoastFed, in its sole discretion; and

      2.3(c) Agreement with Billing Service. There shall be in place a system of verification and third party arrangement with Electronic Data Systems (Borrower's billing service) in form and substance satisfactory to CoastFed, in its sole discretion; and


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      2.3(d) Subordination of Existing Indebtedness. There shall be in place a complete subordination, in form and substance acceptable to CoastFed, in its sole discretion, of all of the indebtedness owing from the Borrower to Richard Leslie Lydiate, in the unpaid principal amount of $2,500,000.

3.    REPRESENTATIONS, WARRANTIES AND COVENANTS OF DEBTOR

      To induce CoastFed to enter into this Loan Agreement and now and hereafter to enter into any Collateral Agreement, Borrower represents and warrants that subject to the Schedule of Exceptions, each of the following representations and warranties now is and hereafter will continue to be true and correct in all material respects and Borrower has and will timely perform each of the following covenants:

      3.1 Corporate Existence and Power. Borrower, if a corporation, is and will continue to be, duly authorized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Except in those jurisdictions where it is the process of obtaining qualification, licenses and authorizations and the lack thereof does not materially impair Borrower's ability to lawfully conduct its business, Borrower is and will continue to be qualified and licensed to do business in all jurisdictions in which the nature of the business transacted by it, or the ownership or leasing of its property, makes such qualification or licensing necessary, and Borrower has and will continue to have all requisite power and authority to carry on its business as it is now, or may hereafter be, conducted.

      3.2 Authority. Borrower is, and will continue to be, authorized to enter into, to grant security interests in its property pursuant to, and to perform its obligations under, this Loan Agreement, any Collateral Agreement and all other instruments and transactions contemplated herein. The execution, delivery and performance by Borrower of this Loan Agreement, any Collateral Agreement and all other instruments and transactions contemplated herein have been validly authorized, are enforceable against the Borrower in accordance with their terms, and do not violate any law or any provision of, and are not grounds for acceleration under, any agreement, indenture, note or instrument which is binding upon Borrower, or any of its property, including, without limitation, Borrower's Articles of Incorporation, By-Laws and any Shareholder Agreements.

      3.3 Name; Trade Names and Styles. Borrower has set forth above its correct name. Listed on the Schedule hereto are all prior names of Borrower and each fictitious name, trade name and trade style by which Borrower has been, or is now, known. Borrower shall provide CoastFed with fifteen (15) days' advance written notice prior to doing business under any other name, fictitious name, trade name or trade style. Borrower has complied, and will hereafter comply, with all laws relating to the conduct of business under, the ownership of property in, and the renewal or continuation of the right to use, a corporate, fictitious or trade name or trade style.

      3.4 Place of Business; Location of Collateral. Borrower's sole place of business; or, if Borrower has more than one place of business, Borrower's chief executive office; or, if Borrower is an individual and does not have a separate place of business, Borrower's residence is, and will continue to be, located at Borrower's Address and all of Borrower's books and records including, but not limited to, the books and records relating to Borrower's Accounts, are and will be maintained at Borrower's Address unless and until CoastFed shall otherwise consent in writing. In addition to Borrower's Address, Borrower has places of business and Collateral is located only at the locations shown on the Schedule hereto. Borrower will provide CoastFed with at least fifteen (15) days advance written notice if Borrower moves any of the Collateral, or obtains any additional sites for the conduct of Borrower's business or the location of any Collateral.

      3.5 Title to Collateral; Liens. Borrower is now, and will at all times hereafter be, the lawful and sole owner of all the Collateral. With the exception of the security interest granted CoastFed, the Collateral now is and will remain free and clear of any and all liens, charges, security interests, encumbrances and adverse claims. Without limiting any of CoastFed's other rights and remedies, if Borrower grants any third party a lien or encumbrance on or security interest in any of the Collateral, CoastFed, in its sole discretion, shall have the right to treat such action as a notice of termination by Borrower to CoastFed under Paragraph 8(d) hereof, as of any date subsequent to such grant selected by CoastFed, in its sole discretion, and to charge Borrower the termination fee therein provided. CoastFed now has, and will have, a perfected and enforceable first priority security interest in all of the Collateral, and Borrower will at all times defend CoastFed and the Collateral against all claims of others. None of the Collateral now is or will be affixed to any real property in such a manner, or with such intent, as to constitute a fixture thereto. Borrower is not and will not become a lessee under any real property lease pursuant to which the lessor may obtain any rights in any of the Collateral and no such lease now prohibits, restrains, impairs or will prohibit, restrain or impair Borrower's right to remove any Collateral from the leased premises. Whenever any Collateral is located upon premises in which any third party has an interest (whether as owner, mortgagee, beneficiary under a deed of trust, lien or otherwise), Borrower shall, whenever requested by CoastFed, use its best efforts to cause such third party to execute and deliver to CoastFed, in form acceptable to CoastFed, whatever waivers and


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subordinations that CoastFed specifies, so as to ensure that CoastFed's rights in the Collateral are, and will continue to be, superior to the rights of any such third party. Borrower will keep in full force and effect, and will comply with all the terms of, any lease of real property where any of the Collateral now or in the future may be located.

      3.6 Maintenance of Collateral. Borrower has maintained and will maintain the Collateral and all of its assets in good working condition, at Borrower's expense. Borrower will not use the Collateral or any of its other properties for any unlawful purpose and will not secrete or abandon the Collateral. Borrower will immediately advise CoastFed in writing of any material loss or depreciation of the Collateral.

      3.7 Books and Records. Borrower has maintained and will maintain at Borrower's Address complete and accurate books and records comprising an accounting system in accordance with generally accepted accounting principles. Borrower has not and will not in the future enter into any agreement with any accounting firm, service bureau or third party to prepare or store Borrower's books and records at any location other than Borrower's Address, without first obtaining CoastFed's written consent, which may be conditioned upon such accounting firm, service bureau or other third party agreeing to give CoastFed the same rights with respect to access to books and records and related rights as CoastFed has under Paragraph 4.3 of this Loan Agreement.

      3.8 Financial Condition and Statements. All financial statements now or hereafter delivered to CoastFed have been, and will be, prepared in conformity with generally accepted accounting principles and now and hereafter will completely and accurately reflect the financial condition of Borrower, at the times and for the periods therein stated. Since the last date covered by any such statement, there has been no material adverse change in the financial condition, operations or any other status of the Borrower. Borrower is now and will continue to be solvent in both the "equity" and "bankruptcy" sense. Borrower will deliver to CoastFed a copy of all financial statements prepared with respect to Borrower no later than five (5) days after the preparation or receipt thereof by Borrower. Borrower will cause to be prepared, and will provide CoastFed (i) within thirty (30) days following the end of each month internally prepared, complete quarterly financial statements, and (ii) within ninety (90) days following the end of Borrower's fiscal year, complete annual financial statements, reviewed by independent certified public accountants acceptable to CoastFed.

      3.9 Tax Returns and Payments; Pension Contributions. Borrower has timely filed, and will timely file, all tax returns and reports required by foreign, federal, state or local law. Borrower has timely filed, and will timely file, all foreign, federal, state and local taxes, assessments, deposits and contributions now or hereafter owed by Borrower. Borrower may defer payment of any contested taxes provided that Borrower (i) in good faith contests Borrower's obligation to pay such taxes by appropriate proceedings promptly and diligently instituted and conducted, (ii) notifies CoastFed in writing of the commencement of and any material development in such proceedings, and (iii) posts bonds or takes any other steps required to keep such contested taxes from becoming a lien against or charge upon any of the Collateral or other properties of Borrower. Borrower shall, at all times, utilize the services of an outside payroll service providing for the automatic deposit of all payroll taxes payable by Borrower. Borrower is unaware of any claims or adjustments proposed for any of Borrower's prior tax years which could result in additional taxes becoming due and payable by Borrower. Borrower has paid, and shall continue to pay all amounts necessary to fund all present and future pension, profit sharing and deferred compensation plans in accordance with their terms, and Borrower has not and will not withdraw from participation in, permit partial or complete termination of, or permit the occurrence of any other event with respect to, any such plan which could result in any liability of Borrower, including, without limitation, any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency. When requested, Borrower will furnish CoastFed with proof satisfactory to CoastFed of Borrower's making the payment or deposit of all such taxes and contributions, such proof to be delivered within five (5) days after the due date established by law for each such payment or deposit. If Borrower fails or is unable to pay or deposit such taxes or contributions, CoastFed may, but is not obligated to, pay the same and treat all such advances as additional Obligations of Borrower. Such advances shall bear interest at the highest interest rate applicable to any of the Obligations.


      3.10 Compliance with Law. Borrower has complied, and will comply, with all provisions of all foreign, federal, state and local laws and regulations relating to Borrower, including, but not limited to, those relating to Borrower's ownership of real or personal property, conduct and licensing of Borrower's business and employment of Borrower's personnel.

      3.11 Litigation. There is no claim, suit, litigation, proceeding or investigation pending or threatened by or against or affecting Borrower in any court or before any regulatory commission, board or other governmental agency (or any basis therefor known to Borrower) which might result, either separately or in the aggregate, in any adverse change in the business or condition of Borrower, or in any impairment in the ability of Borrower to carry on its business in substantially the same manner as it is now


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being conducted. Borrower will immediately inform CoastFed in writing of any claim, proceeding, litigation or investigation hereafter threatened or instituted by or against Borrower.

      3.12 Use of Proceeds. The proceeds of the Loans shall be used to repay the Borrower's prior lender and to provide additional working capital. Borrower is not purchasing or carrying any "margin stock" (as defined in Regulation G of the Board of Governors of the Federal Reserve System) and no part of the proceeds of any Loan will be used to purchase or carry any "margin stock" or to extend credit to others for the purpose of purchasing or carrying any "margin stock." All proceeds of all Loans shall be used solely for lawful business purposes.


      3.13 Continuing Effect. All representations, warranties and covenants of Borrower contained in this Loan Agreement and any Collateral Agreement and any other agreement with CoastFed shall be true and correct at the time of the effective date of each such agreement and shall be deemed continuing and shall remain true, correct and in full force and effect until payment and satisfaction in full of all of the Obligations, and Borrower acknowledges that Coast Fed is and will be expressly relying on such representations, warranties and covenants in making Loans to Borrower.

4.    ADDITIONAL DUTIES OF DEBTOR

      4.1 Insurance. Borrower shall, at all times, at Borrower's expense, insure all of the Collateral and carry such other business insurance as is customarily carried by businesses in Borrower's industry with insurers acceptable to CoastFed, in such form and amounts as CoastFed may require. All such insurance policies shall name CoastFed an additional loss payee, shall provide that proceeds payable thereunder be payable directly to CoastFed unless written authority to the contrary is obtained, and shall also provide that no act or default of Borrower or any other person shall affect the right of CoastFed to recover thereunder and shall contain a lenders loss payee endorsement in form acceptable to CoastFed. Upon receipt of the proceeds of any such insurance, CoastFed shall apply such proceeds in reduction of the Obligations as CoastFed shall determine in its sole and absolute discretion. If Borrower fails to provide or pay for any such insurance, CoastFed may, but is not obligated to, procure the same at Borrower's expense. Borrower agrees to deliver to CoastFed, promptly as rendered, copies of all reports made to all insurance companies.

      4.2 Reports. At its expense, Borrower shall report, in form reasonably satisfactory to CoastFed, such information as CoastFed may from time to time specify regarding Borrower or the Collateral; such reports shall be rendered with such frequency as CoastFed may specify. All reports furnished CoastFed shall be complete and accurate in all respects.

      4.3 Access to Collateral Books and Records. At any time CoastFed, or its agents, shall have immediate access to the Collateral and any other property of Borrower, wherever located. CoastFed shall have the right, up to four (4) times annually, to audit and copy Borrower's books and records and accounts including accountants' reports wherever located (hereinafter collectively the "Records"). Borrower hereby irrevocably authorizes and directs any of the officers, agents, accountants and attorneys having possession or control of any of the Records (including computer records) to physically deliver or make same available to CoastFed upon CoastFed's request. Borrower waives the benefit of any accountant-client privilege or other evidentiary privilege precluding or limiting the disclosure, divulgence or delivery of any of the Records. CoastFed shall have the right to possession of, or to move to the premises of CoastFed or any agent of CoastFed, for so long as CoastFed may desire, all or any part of the Records.

      4.4 Prohibited Transactions. Borrower shall not without CoastFed's prior written consent: merge, consolidate, dissolve, acquire any other corporation; enter into any transaction not in its usual course of business; guarantee or otherwise become in any way liable with respect to the obligations of another party or entity (except by endorsements of instruments or items of payment for deposit to the general account of Borrower or which are transmitted or turned over to CoastFed on account of the Obligations); pay or declare any dividends upon Borrower's stock; redeem, retire, purchase or otherwise acquire, directly or indirectly, any of Borrower's stock; make any change in Borrower's name, identity, corporate or capital structure; sell or transfer any Collateral, except for the sale of finished inventory in the ordinary course of Borrower's business; lend or distribute any of Borrower's property or assets, or incur any debts, outside of the ordinary course of Borrower's business.

      4.5 Notification of Changes. Borrower will promptly notify CoastFed in writing of any change of its officers, directors, or key employees, the death of any partner or joint venturer, any purchase out of the regular course of Borrower's business and any adverse or material change in the business or financial affairs of Borrower.

      4.6 Charges. Borrower shall pay all charges assessed by CoastFed, in accordance with CoastFed's schedule of charges in effect from time to time, and such charges shall be part of the Obligations and shall be payable on demand.

      4.7 Litigation Cooperation. Should any suit or proceeding be instituted by or against CoastFed with


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respect to any Collateral or for the collection or enforcement of any Account, or in any manner relating to Borrower, Borrower shall, without expense to CoastFed, and wherever and whenever designated by CoastFed, make available Borrower and its officers, employees and agents and Borrower's Records to the extent that CoastFed may deem reasonably necessary in order to prosecute or defend any such suit or proceeding.

      4.8 Remittance of Proceeds. All proceeds arising from the disposition of the Collateral shall be delivered, in kind, by Borrower to CoastFed in the original form in which received by Borrower not later than the following business day after receipt by Borrower. Borrower agrees that it will not commingle proceeds of Collateral with any of Borrower's other funds or property, but will hold such proceeds separate and apart from such other funds and property and in an express trust for CoastFed. CoastFed may from time to time verify directly with the respective account debtors the validity, amount and any other matters relating to the Accounts by means of mail, telephone or otherwise, either in the name of Borrower or CoastFed or such other name as CoastFed may choose.

      4.9 Execute Additional Documentation. Borrower agrees, at its expense, on demand by CoastFed, to execute all documents in form satisfactory to CoastFed, as CoastFed, in its sole discretion, may deem necessary or useful in order to perfect and maintain CoastFed's perfected first-priority or any other security interest in the Collateral, and in order to fully consummate all of the transactions contemplated under this Loan Agreement and under any Collateral Agreement.

5.    APPLICATION OF PAYMENTS.

      All forms of payments delivered to CoastFed on account of the Obligations constitute conditional payment only until such items are actually paid in cash to CoastFed; solely for the purpose of computing interest earned by CoastFed, credit therefor and for bank wire transfers shall be given as of the second
(2nd) business day after receipt by CoastFed in order to allow for clearance, bookkeeping and computer entries. All payments made by Borrower may be applied, and in CoastFed's sole discretion reversed and re-applied, in whole or in part to any of the Obligations, in such order and manner as CoastFed shall determine in its sole discretion.

6.    EVENTS OF DEFAULT AND REMEDIES

      6.1 Events of Default. If any of the following events shall occur, such an occurrence shall constitute an "Event of Default" and Borrower shall provide CoastFed with immediate written notice thereof: (a) Any warranty, representation, statement, report or certificate made or delivered to CoastFed by Borrower or any of Borrower's officers, employees or agents now or hereafter shall be incorrect, false, untrue or misleading in any material respect; or (b) Borrower shall fail to repay when due part or all of any Loan or to pay any interest thereon when due; or (c) Borrower shall fail to perform when due (and such failure shall continue for ten (10) days or more) any term or condition contained in this Loan Agreement or in any Collateral Agreement, or any other agreement between CoastFed and Borrower; or (d) Borrower shall fail to pay or perform any other Obligation when due and such failure shall continue for ten
(10) days or more after the same was due; or (e) Any loss, theft, or substantial damage to, or destruction of, any or all of the Collateral (unless within ten
(10) days after the occurrence of any such event, Borrower furnishes CoastFed with evidence reasonably satisfactory to CoastFed that the amount of any such loss, theft, damage to or destruction of the Collateral is fully insured under policies designating CoastFed as the exclusive additional named insured); or (f) A material impairment of the prospect of payment or performance of the Obligations or a material impairment of the value of the Collateral or any impairment in the priority of CoastFed's security interest; or (g) Any event shall arise which may result or actually results in the acceleration of the maturity of the indebtedness of Borrower to others under any loan or other agreement or undertaking; or (h) Any levy, assessment, attachment, seizure, lien or encumbrance for any cause or reason whatsoever, upon all or any part of the Collateral or any other asset of Borrower (unless discharged by payment, release or fully bonded against not more than fifteen (15) days after such event has occurred); or (i) Dissolution, termination of existence, insolvency or business failure of Borrower; or appointment of a receiver, trustee or custodian, for all or any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding by or against, Borrower under any reorganization, bankruptcy, insolvency (provided, however, in the case of an involuntary bankruptcy the filing of the same against Borrower shall not constitute an Event of Default unless such proceeding is not dismissed within thirty (30) days), arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or hereafter in effect; or entry of a court or governmental order which enjoins, restrains or in any way prevents Borrower from conducting all or any part of its business; or failure to pay any foreign, federal, state or local tax or other debt of Borrower unless, with respect to any such tax, Borrower complies with the provisions of Paragraphs 3.9
(i), (ii), and (iii); or (j) A notice of lien, levy or assessment is filed of record with respect to any of Borrower's assets by the United States or any department, agency or instrumentality thereof, or by any state, county, municipal or other governmental agency, or if any taxes or debts now or hereafter owing to any one or more of them becomes a lien upon all or any of the Collateral or any other assets of Borrower (other than a lien for real property taxes which are not yet due and payable)

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          Coast Business Credit                      Loan and Security Agreement
     ---------------------------------------------------------------------------

and any such liens are not released or bonded against within fifteen (15) days; or (k) Death, insolvency or incompetency of any guarantor of the Obligations; appointment of a conservator or guardian of the person of any such guarantor; appointment of a conservator, guardian, trustee, custodian or receiver of all or any part of the assets, property or estate of, any such guarantor; revocation or termination of, or limitation of liability upon, any guaranty of the Obligations; or commencement of proceedings by or against any guarantor or surety for Borrower under any bankruptcy or insolvency law; or (1) Borrower makes any payment on account of any indebtedness or obligation which has been subordinated to the Obligations or if any person who has subordinated such indebtedness or obligations terminates or in any way limits his subordination agreement; or (m) Borrower shall generally not pay its debts as they become due or shall enter into any agreement (whether written or oral), or offer to enter into any such agreement, with all or a significant number of its creditors regarding any moratorium or other indulgence with respect to its debts or the participation of such creditors or their representatives in the supervision, management or control of the business of Borrower; or Borrower shall conceal, remove or transfer any part of its property, with intent to hinder, delay or defraud its creditors, or make or suffer any transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law, or shall make any transfer of its property to or for the benefit of any creditor at a time when other creditors similarly situated have not been paid; or (n) CoastFed at any time, acting in good faith and in a commercially reasonable manner, deems itself insecure because of (i) the occurrence of an event prior to the effective date hereof of which CoastFed had no knowledge on the effective date or (ii) the occurrence of an event on or subsequent to the effective date.

      6.2 Remedies. Upon the occurrence of any Event of Default, and at any time thereafter, CoastFed, at its option, and without notice or demand of any kind (all of which are hereby expressly waived by Borrower), may do any one or more of the following: (a) Cease advancing money or extending credit to or for the benefit of Borrower under this Loan Agreement, any Collateral Agreement, and any other document or agreement; (b) Accelerate and declare all or any part of the Obligations to be immediately due, payable, and performable notwithstanding any deferred or installment payments allowed by any instrument evidencing or relating to any Obligation; (c) Take possession of any or all of the Collateral wherever it may be found, and for that purpose Borrower hereby authorizes CoastFed without judicial process to enter onto any of the Borrower's premises without hindrance to search for, take possession of, keep, store, or remove any of the Collateral and remain on such premises or cause a custodian to remain thereon in exclusive control thereof without charge for so long as CoastFed deems necessary in order to complete the enforcement of its rights under this Loan Agreement or any Collateral Agreement, or any other agreement; provided, however, that should CoastFed seek to take possession of any or all of the Collateral by Court process, Borrower hereby irrevocably waives: (i) any bond and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession; (ii) any demand for possession prior to the commencement of any suit or action to recover possession thereof; and (iii) any requirement that CoastFed retain possession of and not dispose of any such Collateral until after trial or final judgment; (d) Require Borrower to assemble any or all of the Collateral and make it available to CoastFed at a place or places to be designated by CoastFed which are reasonably convenient to CoastFed and Borrower, and to remove the Collateral to such locations as CoastFed may deem advisable; (e) Complete processing, manufacturing or repair of all or any portion of the Collateral prior to a disposition thereof and, for such purpose and for the purpose of removal, CoastFed shall have the right to use Borrower's premises, vehicles, hoists, lifts, cranes, equipment and all other property without charge. Without limiting any security interest granted CoastFed in other provisions of this Loan Agreement or in any Collateral Agreement or other agreement, for the purpose of completing manufacturing, processing or repair of Collateral and the disposition thereof, CoastFed is hereby granted a security interest in, and CoastFed and any purchaser from CoastFed may use without charge, all of the Borrower's plant, machinery, equipment, labels, licenses, processes, patents, patent applications, copyrights, names, trade names, trademarks, trade secrets, logos, advertising material and all other assets, and may also utilize all of Borrower's rights under any license or franchise agreement; (f) Sell, ship, reclaim, lease or otherwise dispose of all or any portion of the Collateral in its condition at the time CoastFed obtains possession or after further manufacturing, processing or repair, at any one or more public and/or private sales (including execution sales), in lots or in bulk, for cash, exchange or other property or on credit and to adjourn any such sale from time to time without notice other than oral announcement at the time scheduled for sale. CoastFed shall have the right to conduct such disposition on Borrower's premises without charge for such time or times as CoastFed deems fit, or on CoastFed's premises, or elsewhere and the Collateral need not be located at the place of disposition. CoastFed may directly or through any affiliated company purchase or lease any Collateral at any such public disposition and if permissible under applicable law, at any private disposition. Any sale or other disposition of Collateral shall not relieve Borrower of any liability Borrower may have if any Collateral is defective as to title or physical condition or otherwise at the time of sale;
(g) Demand payment of, and collect any Accounts and general intangibles comprising part or all of the Collateral and, in connection therewith, Borrower irrevocably

          Coast Business Credit                      Loan and Security Agreement
     ---------------------------------------------------------------------------

authorizes CoastFed to endorse or sign Borrower's name on all collections, receipts, instruments and other documents, to take possession of and open mail addressed to Borrower and remove therefrom payments made with respect to any item of the Collateral or proceeds thereof, and, in CoastFed's sole discretion, to grant extensions of time to pay, compromise claims and settle Accounts and the like for less than face value; (h) Demand and receive possession of any of Borrower's federal and state income tax returns and the Records utilized in the preparation thereof or referring thereto. Notwithstanding anything to the contrary in this Section 6.2, CoastFed shall provide ten (10) days written notice to Borrower and the FCC before any Equipment will be repossessed or foreclosed upon. All attorneys' fees, expenses, costs, liabilities and obligations incurred by CoastFed with respect to the foregoing shall be added to and become part of the Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations. Without limiting any of CoastFed's rights and remedies, from and after the occurrence of any Event of Default, the interest rate applicable to the Obligations shall be increased by an additional five percent per annum.


      6.3 Standards for Determining Commercial Reasonableness. Borrower and CoastFed agree that the following conduct by CoastFed with respect to any disposition of Collateral shall conclusively be deemed commercially reasonable (but other conduct by CoastFed, including, but not limited to, CoastFed's use in its sole discretion of other or different times, places and manners of noticing and conducting any disposition of Collateral shall not be deemed unreasonable):
Any public or private disposition as to which on no later than the fifth calendar day prior thereto written notice thereof is mailed or personally delivered to Borrower and, with respect to any public disposition, on no later than the fifth calendar day prior thereto notice thereof describing in general non-specific terms, the Collateral to be disposed of is published once in a newspaper of general circulation in the county where the sale is to be conducted, at any place designated by CoastFed, with or without the Collateral being present, and which commences at any time between 8:00 a.m. and 5:00 p.m. Without limiting the generality of the foregoing, Borrower expressly agrees that, with respect to any disposition of Accounts, instruments and general intangibles (collectively "Receivables"), it shall be commercially reasonable for CoastFed to direct any prospective acquirer thereof to ascertain directly from Borrower any and all information (and CoastFed shall not be required to maintain records of, or answer any inquiries) concerning the Receivables offered for disposition, including, but not limited to, the terms of payment, aging and delinquency, if any, of the Receivables, the financial condition of any obligor or account debtor thereon or guarantor thereof, any collateral therefor and the condition and location of the goods, if any, that are the subject of any of the Receivables.

      6.4 Application of Proceeds. All proceeds realized as the result of any disposition of the Collateral shall be applied by CoastFed first to the costs, expenses, liabilities, obligations and attorneys' fees incurred by CoastFed in the exercise of its rights under this Loan Agreement and any Collateral Agreement, second to the interest due upon any of the Obligations and third to the principal of the Obligations in any order determined by CoastFed in its sole discretion. The surplus, if any, shall be paid to Borrower; if any deficiency shall arise, Borrower shall remain liable to CoastFed therefor. If, as a result of the disposition of any of the Collateral, CoastFed directly or indirectly enters into a credit transaction with any third party, CoastFed shall have the option, exercisable at any time, in its sole discretion, of either reducing the Obligations by the principal amount of such credit transaction or deferring the reduction thereof until the actual receipt by CoastFed of cash therefor from such third party.

      6.5 Remedies Cumulative. In addition to the rights and remedies set forth in this Loan Agreement and any Collateral Agreement, CoastFed shall have all the other rights and remedies accorded a secured party under the California Uniform Commercial Code and under any and all other applicable laws and in any other instrument or agreement now or hereafter entered into between CoastFed and Borrower and all of such rights and remedies are cumulative and none is exclusive. Exercise or partial exercise by CoastFed of one or more of its rights or remedies shall not be deemed an election, nor bar CoastFed from subsequent exercise or partial exercise of any other rights or remedies. The failure or delay of CoastFed to exercise any rights or remedies shall not operate as a waiver thereof, but all rights and remedies shall continue in full force and effect until all of the Obligations have been fully paid and performed.


7.    POWER OF ATTORNEY

      Borrower grants to CoastFed an irrevocable power of attorney coupled with an interest, authorizing and permitting CoastFed (acting through any of its employees, attorneys or agents) at any time, at its option, but without obligation, with or without notice to Borrower, and at Borrower's expense, to do any or all of the following, in Borrower's name or otherwise: (a) Execute on behalf of Borrower any documents that CoastFed may, in its sole and absolute discretion, deem advisable in order to perfect, maintain or improve CoastFed's security interest in the Collateral or other real or personal property intended to constitute Collateral, or in order to exercise a right of Borrower or CoastFed, or in order to fully consummate all the transactions contemplated under this Loan Agreement, any Collateral Agreement and all other present and future

          Coast Business Credit                      Loan and Security Agreement
     ---------------------------------------------------------------------------

agreements; (b) At any time after the occurrence of an Event of Default, to execute on behalf of Borrower any document exercising, transferring or assigning any option to purchase, sell or otherwise dispose of or to lease (as lessor or lessee) any real or personal property which is part of CoastFed's Collateral or in which CoastFed has an interest; (c) Execute on behalf of Borrower, any invoices relating to any Account, any draft against any Account debtor and any notice to any Account debtor, any proof of claim in bankruptcy, any Notice of Lien, claim of mechanic's, materialman's or other lien, or assignment or satisfaction of mechanic's, materialman's or other lien; (d) Take control in any manner of any cash or non-cash items of payment or proceeds of Collateral; endorse the name of Borrower upon any instruments, or documents, evidence of payment or Collateral that may come into CoastFed's possession; (e) Upon the occurrence of any Event of Default, to receive and open all mail addressed to Borrower; and to notify the Post Office authorities to change the address for the delivery of mail addressed to Borrower to such other address as CoastFed may designate, including, but not limited to, CoastFed's own address; CoastFed shall turn over to Borrower all of such mail not relating to the Collateral; (f) Endorse all checks and other forms of remittances received by CoastFed "Pay to the Order of CoastFed Business Credit Corporation," or in such other manner as CoastFed may designate; (g) Pay, contest or settle any lien, charge, encumbrance, security interest and adverse claim in or to any of the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; (h) Grant extensions of time to pay, compromise claims and settle Accounts and the like for less than face value and execute all releases and other documents in connection therewith; (i) Pay any sums required on account of Borrower's taxes or to secure the release of any liens therefor, or both; (j) Settle and adjust, and give releases of, any insurance claim that relates to any of the Collateral and obtain payment therefor; (k) Instruct any third party having custody or control of any books or records belonging to, or relating to, Borrower to give CoastFed the same rights of access and other rights with respect thereto as CoastFed has under Paragraph 4.3 of this Loan Agreement; and (l) Take any action or pay any sum required of Borrower pursuant to this Loan Agreement, any Collateral Agreement and any other present or future agreements. Any and all sums paid and any and all costs, expenses, liabilities, obligations and attorneys' fees incurred by CoastFed with respect to the foregoing shall be added to and become part of the Obligations, shall be payable on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations. In no event shall CoastFed's rights under the foregoing power of attorney or any of CoastFed's other rights under this Loan Agreement or any Collateral Agreement be deemed to indicate that CoastFed is in control of the business, management or properties of Borrower.

8.    TERMINATION.

      This Loan Agreement and all Collateral Agreement(s) shall continue in effect until August 31, 1998 (the "initial renewal date") and shall thereafter automatically and continuously renew for up to two successive additional terms of one year(s) each unless terminated as to future transactions as hereinafter provided. Upon and concurrent with any renewal a renewal fee in an amount equal to one quarter percent (.25%) of the Maximum Credit shall be paid. (The initial renewal date and each subsequent date on which the terms of this Loan Agreement and the Collateral Agreement(s) automatically renew are hereinafter referred to as "renewal dates.") This Loan Agreement and any Collateral Agreement may be terminated, as to future transactions only, as follows: (a) By written notice from either CoastFed or Borrower to the other, not less than sixty (60) days prior to the next renewal date, in which event termination shall be effective on the next renewal date; or (b) By CoastFed at any time after the occurrence of an Event of Default, without notice, in which event termination shall be effective immediately; or (c) By sixty (60) days' prior written notice from Borrower to CoastFed, in which event, termination shall be effective on the sixtieth day after such notice is given; or (d) By the grant by Borrower to any third party of a lien or encumbrance on, or security interest in, any of the Collateral, as provided in Paragraph 3.5, in which event termination shall be effective on the date selected by CoastFed pursuant to Paragraph 3.5. On the effective date of termination, Borrower shall pay and perform in full all Obligations, whether evidenced by installment notes or otherwise, and whether or not all or any part of such Obligations are otherwise then due and payable. If Borrower attempts to terminate this Loan Agreement under subparagraph (a) or (c) above, but does not pay and perform all Obligations in full on the effective date of termination, then CoastFed may elect, by written notice to Borrower, to continue this Loan Agreement and all Collateral Agreement(s) in full force and effect until the next renewal date and in that event this Loan Agreement and all Collateral Agreement(s) shall automatically renew thereafter as provided above. If termination occurs under subparagraph (b), (c) or (d) above, Borrower shall pay to CoastFed a termination fee, if termination occurs during the first (1st) year of the initial term in an amount equal to three percent (3%) of the Maximum Credit; or, if termination occurs in the second (2nd) year of the initial term in an amount equal to two percent (2%) of the Maximum Credit; or, if termination occurs in the third (3rd) year of the initial term in an amount equal to one percent (1%) of the Maximum Credit. Said termination fee shall be included in the Obligations, shall be payable on the effective date of termination, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations. Notwithstanding any termination of this Loan Agreement or any Collateral Agreement, all of CoastFed's security interest in all of the Collateral and all

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          Coast Business Credit                      Loan and Security Agreement
     ---------------------------------------------------------------------------

of the terms and provisions of this Loan Agreement and all Collateral Agreement(s) shall continue in full force and effect until all Obligations have been paid and performed in full, and no termination shall in any way affect or impair any right or remedy of CoastFed, nor shall any such termination relieve Borrower of any Obligation to CoastFed until all of the Obligations have been paid and performed in full. Without limiting the fact that all Loans are discretionary on the part of CoastFed, CoastFed may, in its sole discretion, refuse to make any further Loans after termination. Upon payment and performance in full of all the Obligations, CoastFed shall promptly deliver to Borrower termination statements, request for reconveyance and such other documents as may be required to fully terminate any of CoastFed's security interests.

9.    NOTICES.

      All notices to be given hereunder shall be in writing and shall be served either personally or by depositing the same in the United States mail, postage prepaid, by regular first class mail, or by certified mail, return receipt requested, addressed to CoastFed or Borrower at the addresses shown above, or at any other address as shall be designated by one party in a written notice to the other party. Any such notice shall be deemed to have been given upon delivery in the case of notices personally delivered to Borrower or to an officer of CoastFed, or at the expiration of three (3) business days following the deposit thereof in the United States mail, with postage prepaid (except that any notice of disposition referred to in Paragraph 6.3 hereof that is mailed shall be deemed given at the time of deposit thereof in the United States mail, with postage prepaid). If there is more than one Borrower, notice to any Borrower shall constitute notice to all; if Borrower is a corporation, the service upon any member of the Board of Directors, officer, employee or agent shall constitute service upon the corporation.

10.   GENERAL WAIVER

      The failure of CoastFed at any time or times hereafter to require Borrower to strictly comply with any of the provisions of this Loan Agreement or any Collateral Agreement or any other present or future agreement between Borrower and CoastFed shall not waive or diminish any right of CoastFed thereafter to demand and receive strict compliance therewith. Any waiver of any default shall not waive or affect any other default, whether prior or subsequent thereto. None of the provisions of this Loan Agreement or any Collateral Agreement or other agreement now or hereafter executed by Borrower and delivered to CoastFed shall be deemed to have been waived by any act or knowledge of CoastFed or its agents or employees, but only by a specific written waiver signed by an officer of CoastFed and delivered to Borrower. Borrower waives the benefit of all statute(s) of limitations in any action or proceeding based upon or arising out of this Loan Agreement or any Collateral Agreement or any other present or future instrument or agreement between CoastFed and Borrower. Borrower waives any and all notices or demands which Borrower might be entitled to receive with respect to this Loan Agreement, any Collateral Agreement, or any other agreement by virtue of any applicable law. Borrower hereby waives demand, protest, notice of protest and notice of default or dishonor, notice of payment and nonpayment, release, compromise, settlement, extension or renewal of any commercial paper, instrument, Account, general intangible, document or guaranty at any time held by CoastFed on which Borrower is or may in any way be liable, and notice of any action taken by CoastFed unless expressly required by this Loan Agreement or any Collateral Agreement. Borrower hereby ratifies and confirms whatever CoastFed may do pursuant to this Loan Agreement and any Collateral Agreement and agrees that CoastFed shall not be liable for (a) the safekeeping of the Collateral or any loss or damage thereto, or diminution in value thereof, from any cause whatsoever, or (b) any act or omission of any carrier, warehouseman, bailee, forwarding agent or other person, or (c) any act of commission or any omission by CoastFed or its officers, employees, agents, or attorneys, or any of its or their errors of judgment or mistakes of fact or law.

11.   ATTACHMENT WAIVERS.

      To the extent that CoastFed, in its sole and absolute discretion, determines, prior to the disposition of all of the Collateral, that the amount to be realized by CoastFed from the disposition of all of the Collateral may be less than the amount of the Obligations, and to the full extent of any such anticipated deficiency, Borrower waives the benefit of Section 483.010 (b) of the California Code of Civil Procedure and of any and all other statutes requiring CoastFed to first resort to and exhaust all of the Collateral before seeking or obtaining any attachment remedy against Borrower, and Borrower expressly agrees that, to the extent of such anticipated deficiency, CoastFed shall have all of the rights of an unsecured creditor, including, but not limited to, the right of CoastFed, prior to the disposition of all of the Collateral, to obtain a temporary protective order and writ of attachment or other available remedy. CoastFed shall have no liability to Borrower if the actual deficiency realized by CoastFed is less than the anticipated deficiency on the basis of which CoastFed obtained a temporary protective order or writ of attachment. In the event CoastFed should seek a temporary protective order, or writ of attachment, or both, Borrower hereby irrevocably waives any bond and any surety or security relating thereto required by any statute, court rule or otherwise as an incident or condition precedent to the issuance of any temporary protective order or writ of attachment.

12.   ATTORNEYS' FEES AND COSTS

      Borrower shall forthwith pay to CoastFed the amount of all attorneys' fees and all filing, recording, publication, search and other costs incurred by CoastFed pursuant to this Loan Agreement, any Collateral Agreement or any other present or future agreement or in connection with any transaction contemplated hereby, or with respect to the Collateral or the defense or enforcement of its interests (whether or not CoastFed files a lawsuit against Borrower). Without limiting the generality of the foregoing, Borrower shall, with respect to each and all of the foregoing, pay all attorneys' fees and costs CoastFed incurs in order to: obtain legal advice (after the occurrence of an Event of Default); enforce, or seek to enforce, any of its rights; prosecute actions against, or defend actions by, Account debtors; commence, intervene in, respond to, or defend any action or proceeding; initiate any complaint to be relieved of the effect of the automatic stay in bankruptcy in order to commence or continue any foreclosure or other disposition of the Collateral or to commence, defend or continue any action or other proceeding in or out of bankruptcy against Borrower or relating to the Collateral; file or prosecute a claim or right in any action or proceeding, including, but not limited to, any probate claim, bankruptcy claim, third-party claim, secured creditor claim or reclamation complaint; examine, audit count, test, copy, or otherwise inspect any of the Collateral or any of Borrower's books and records; or protect, obtain possession of, lease, dispose of, or otherwise enforce any security interest in or lien on, the Collateral or represent CoastFed in any litigation with respect to Borrower's affairs. Without limiting the generality of the foregoing, Borrower shall reimburse CoastFed for its out of pocket costs in connection with CoastFed's regular quarterly audits of Borrower and Borrower shall pay CoastFed an audit fee of $550 per day for each auditor utilized in each such quarterly audit. If either CoastFed or Borrower files any lawsuit against the other predicated on a breach of this Loan Agreement or any Collateral Agreement, the prevailing party in such action shall be entitled to recover its costs and attorneys' fees, including, but not limited to, attorneys' fees and costs incurred in the enforcement of, execution upon or defense of any order, decree, award or judgment. All attorneys' fees and costs to which CoastFed may be entitled pursuant to this Paragraph shall immediately become part of Borrower's Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations.

13.   DESTRUCTION OF DEBTOR'S DOCUMENTS; LIMITATION OF ACTIONS.

      Any documents, schedules, invoices or other papers delivered to CoastFed may be destroyed or otherwise disposed of by CoastFed six (6) months after they are delivered to CoastFed unless Borrower makes written request therefor and pays all expenses attendant to their return, in which event, CoastFed shall return same when CoastFed's actual or anticipated need therefor has terminated. Borrower agrees that any claim or cause of action by Borrower against CoastFed, its directors, officers, employees, agents, accountants or attorneys, based upon, arising from, or relating to this Loan Agreement, or any Collateral Agreement, or any other present or future agreement, or any other transaction contemplated hereby or thereby or relating hereto or thereto, or any other matter, cause or thing whatsoever, occurred, done, omitted or suffered to be done by CoastFed, its directors, officers, employees, agents, accountants or attorneys, relating in any way to Borrower, shall be barred unless asserted by Borrower by the commencement of an action or proceeding in a court of competent jurisdiction by the filing of a complaint within six (6) months after the first act, occurrence or omission upon which such claim or cause of action, or any part thereof is based, and the service of a summons and complaint on an officer of CoastFed, or on any other person authorized to accept service on behalf of CoastFed, within thirty (30) days thereafter. Borrower agrees that such six-month period of time is a reasonable and sufficient time for Borrower to investigate and act upon any such claim or cause of action. The six-month period provided herein shall not be waived, tolled, or extended except by the written consent of CoastFed in its sole and absolute discretion. This provision shall survive any termination, however arising, of this Loan Agreement, any Collateral Agreement, and any other present or future agreement.

14.   GENERAL PROVISIONS

      14.1 Severability. Should any provision, clause or condition of this Loan Agreement or any Collateral Agreement be held by any court of competent jurisdiction to be void or unenforceable, such defect shall not affect the remainder of this Loan Agreement or any Collateral Agreement.

      14.2 Integration. This Loan Agreement and any Collateral Agreements and such other agreements, documents and instruments as may be executed in connection herewith shall be construed as the entire and complete agreement between Borrower and CoastFed and shall supersede all prior negotiations, all of which are merged and integrated herein.

      14.3 Amendment. The terms and provisions of this Loan Agreement and any Collateral Agreement may not be waived or amended except in a writing executed by Borrower and a duly authorized officer of CoastFed.

      14.4 Time of Essence. Time is of the essence in the performance by Borrower of each and every obligation under this Loan Agreement and any Collateral Agreement.

          Coast Business Credit                      Loan and Security Agreement
     ---------------------------------------------------------------------------

      14.5 Mutual Waiver of Jury Trial. Borrower and CoastFed each hereby waive the right to trial by jury in any action or proceeding based upon, arising out of, or in any way relating to, this Loan Agreement or any Collateral Agreement or any other present or future instrument or agreement between CoastFed and Borrower, or any conduct, acts or omissions of CoastFed or Borrower any of their directors, officers, employees, agents, attorneys or any other persons affiliated with CoastFed or Borrower.

      14.6 Benefit of Agreement. The provisions of this Loan Agreement and any Collateral Agreement shall be binding upon and inure to the benefit of the respective successors, assigns, heirs, beneficiaries and representatives of the parties hereto; provided, however, that Borrower may not assign or transfer any of its rights under this Loan Agreement or any Collateral Agreement without the prior written consent of CoastFed, and any prohibited assignment shall be void. No consent by CoastFed to any assignment shall relieve Borrower or any guarantor from its liability for the Obligations.

      14.7 Joint and Several Liability. The liability of each Borrower shall be joint and several and the compromise of any claim with, or the release of, any Borrower shall not constitute a compromise with, or a release of, any other Borrower.

      14.8 Paragraph Headings; Construction. Paragraph headings are used herein for convenience only. Borrower acknowledges that the same may not describe completely the subject matter of the applicable paragraph, and the same shall not be used in any manner to construe, limit, define or interpret any term or provision hereof. This Loan Agreement and the Collateral Agreements have been fully reviewed and negotiated between the parties and no uncertainty or ambiguity in any term or provision of this Loan Agreement or any Collateral Agreement shall be construed strictly against CoastFed or Borrower under any rule of construction or otherwise.

      14.9 Governing Law; Jurisdiction; Venue. This Loan Agreement and any Collateral Agreement and all acts and transactions hereunder and all rights and obligations of CoastFed and Borrower shall be governed by and in accordance with the laws of the State of California. Any undefined term used in this Loan Agreement or in any Collateral Agreement that is defined in the California Uniform Commercial Code shall have the meaning therein assigned to that term. As a material part of the consideration to CoastFed to enter into this Agreement, Borrower (i) agrees that all actions and proceedings relating directly or indirectly hereto shall, at CoastFed's option, be litigated in courts located within California, and that the exclusive venue therefor shall be Los Angeles County; (ii) consents to the jurisdiction and venue of any such court and consents to service of process in any such action or proceeding by personal delivery or any other method permitted by law; and (iii) waives any and all rights Borrower may have to object to the jurisdiction of any such court, or to transfer or change the venue of any such action or proceeding.

      14.10 Execution by CoastFed. This Loan Agreement and any Collateral Agreement which has been executed and delivered by Borrower to CoastFed shall not become effective unless and until executed by a duly authorized officer of CoastFed.

      14.11 Federal Communications Commission. Notwithstanding anything to the contrary contained in this Agreement, any other Collateral Agreement or in any other agreement, instrument or document executed by Borrower and delivered to CoastFed, CoastFed will not take any action pursuant to this Agreement, any other Collateral Agreement or any other document referred to above which would constitute or result in any assignment of any FCC license or any change of control of Borrower or any subsidiary of Borrower if such assignment of any FCC license or change of control would require, under then existing law, the prior approval of the FCC without first obtaining such prior approval of the FCC. Borrower waives, to the extent permitted by law, any right it may have to oppose, and agrees to take any action which CoastFed may request in order to obtain from the FCC, such approval as may be necessary to enable CoastFed to exercise and enjoy the full rights and benefits granted CoastFed by this Agreement and the other documents referred to above, including specifically, at the cost and expense of Borrower, the use of commercially reasonable efforts to assist in obtaining approval of the FCC for any action or transaction contemplated by this Agreement for which such approval is or shall be required by law, and specifically, without limitation, upon request, to prepare, sign and file with the FCC the assignor's or transferor's portion of any application or applications for consent to the assignment of license or transfer of control necessary or appropriate under the FCC's rules and regulations for approval of
(a) any sale or other disposition of the Collateral by or on behalf of CoastFed, or (b) any assumption by CoastFed of voting rights in the Borrower or any subsidiary of Borrower effected in accordance with the terms of this Agreement or any Collateral Agreement. It is understood and agreed that all

          Coast Business Credit                      Loan and Security Agreement
     ---------------------------------------------------------------------------

foreclosures and related actions will be made in accordance with the rules and regulations of the FCC.

      Borrower:

            CYBERLINK, INC.,
            a California corporation


            By /s/ Richard Leslie Lydiate
               -----------------------------------
               Richard Leslie Lydiate,
               President


            By /s/ Ron McVicar
               -----------------------------------
               Ron McVicar,
               Chief Financial Officer



      CoastFed:

            COASTFED BUSINESS CREDIT
            CORPORATION


            By /s/ Barbara Nitkin
               -----------------------------------
            Title Vice President
foreclosures and related actions will be made in accordance
with the rules and regulations of the FCC.

      Borrower:

            CYBERLINK, INC.,
            a California corporation


            By /s/ Richard Leslie Lydiate
               -----------------------------------
               Richard Leslie Lydiate,
               President


            By /s/ Ron McVicar
               -----------------------------------
               Ron McVicar,
               Chief Financial Officer


      CoastFed:

            COASTFED BUSINESS CREDIT
            CORPORATION


            By /s/ Barbara Nitkin
               -----------------------------------
            Title Vice President

                                                                      Schedule 1

                             SCHEDULE OF EXCEPTIONS

                                       TO

LOAN AND SECURITY AGREEMENT, DATED AS OF SEPTEMBER 8, 1995, BY AND BETWEEN CYBERLINK, INC. AND COASTFED BUSINESS CREDIT CORPORATION AND THE ANCILLARY AGREEMENTS THERETO


      The undersigned acknowledges that attached hereto is a Schedule of Exceptions to that certain Loan and Security Agreement, dated as of September 8, 1995, by and between Cyberlink, Inc. and CoastFed Business Credit Corporation (and the ancillary agreements thereto), which schedule is in a format satisfactory to the undersigned.




                                       COASTFED BUSINESS CREDIT CORPORATION



                                       /s/ Barbara Nitkin
                                       -----------------------------------------
                                       By: Barbara Nitkin

                                       Its:     Vice President

SET FORTH BELOW ARE SCHEDULES OR EXCEPTIONS, AS APPROPRIATE, TO THE REPRESENTATIONS, WARRANTIES AND COVENANTS OF CYBERLINK, INC. (THE "BORROWER"), CYBERLINK-CALIFORNIA, INC., CYBERLINK-NEVADA, INC., CYBERLINK-NEW YORK, INC. AND RICHARD LESLIE LYDIATE ("GUARANTOR") IN THE FOLLOWING DOCUMENTS:

I. the Loan and Security Agreement dated as of September 8, 1995 (the "Loan Agreement") between the Borrower and CoastFed Business Credit Corporation (the "Lender");

II. the Accounts Collateral Security Agreement dated as of September 8, 1995 between the Borrower and the Lender (the "Accounts Agreement");

III. the Equipment Collateral Agreement dated as of September 8, 1995 between the Borrower and the Lender (the "Equipment Agreement");

IV. the Secured Promissory Note in the principal amount of $1,500,000 from the Borrower to the lender (the "Note");

V. the Secured Promissory Note in the principal amount of $500,000 from the Borrower to the Lender (the "Additional Note");

VI. the Security Agreement - Stock Pledge dated as of September 8, 1995 between the Borrower and the Lender;

VII. the Continuing Guaranty dated as of September 8, 1995 (the "Lydiate Guaranty") between the Guarantor and the Lender;

VIII. the Subordination Agreement dated September 8, 1995 between the Guarantor and the Lender (the "Subordination Agreement");

IX. the Security Agreement dated as of September 8, 1995 between Cyberlink-California, Inc., a California corporation
      ("Cyberlink-California"), and the Lender;

X. the Security Agreement dated as of September 8, 1995 between Cyberlink-Nevada, Inc., a Nevada corporation ("Cyberlink-Nevada"), and the Lender;

XI. the Security Agreement dated as of September 8, 1995 between Cyberlink-New York, Inc., a Delaware corporation ("Cyberlink-New York"), and the Lender;

XII.  the Continuing Guaranty dated as of September 8, 1995 (the
      "Cyberlink-California Guaranty") between Cyberlink-California and the Lender;

XIII. the Continuing Guaranty dated as of September 8, 1995 (the
      "Cyberlink-Nevada Guaranty") between Cyberlink-Nevada and the Lender; and

XIV. the Continuing Guaranty dated as of September 8, 1995 (the "Cyberlink-New York Guaranty") between Cyberlink-New York and the Lender.

                          NAME, TRADE NAMES AND STYLES

Registered Patents

      None

Registered Trademarks

      Cyberlink is a trademark in the United State of America.

Tradenames

      a. Cyberlink, Inc. was originally incorporated under the name Lesco Enterprises, Inc.

      b.    Cyberlink, Inc. has the following fictitious names:

                  Cyberlink Telecommunications in Massachusetts

                  Cyberlink - New York in New York

      c.    Cyberlink-California, Inc. has the following fictitious names:

                  Cyberlink and Cyberlink, Inc.

Service Marks

      None

Additional Disclosures

      The trademark of Cyberlink, Inc. was originally obtained (only in the United States) for voice messaging. To preserve this trademark, Cyberlink must file an affidavit of continued use (and certain other documents) with the Trademark Office before July 1996.

      A corporation known as Audiotext has filed an application for Cyberlink as a tradename. The Company has filed a subsequent application and protested the application filed by Audiotext. Cyberlink's counsel for this matter is Norman Roth, Mr. Roth's telephone number is (213) 688-1143.

                   PLACE OF BUSINESS; LOCATION OF COLLATERAL

      The Company or its affiliates lease all of the real property set forth below.

Business Addresses - United States

Headquarters               5855 Topanga Canyon Boulevard
                           Woodland Hills, CA  91367

Roseville Office           735 Sunrise Avenue, Suite 200
                           Roseville, CA  95661

Colton Office              1012 Cooley Drive, Suites A & B
                           Colton, CA  92324

One Wilshire Building      624 S. Grand Avenue
Switch Site                Los Angeles, CA  90017
(includes generator
lease)

New York Office            708 Third Avenue, 21st Floor
                           New York, NY  10017

Employee Residences - United States

Apartment Lease            14014 Northwest Passage, No. 344
                           Marina Del Rey, CA

      This apartment is leased by the company for a manager with Cyberlink Oy in Finland.

Apartment Lease            5510 Owensmouth Avenue
                           Woodland Hills, CA  91367

      This apartment is leased by the company for a consultant to the Company.

Business Addresses - International

Finnish Office             Cyberlink International Oy
                           Sapinlahdenkatu 3A9
                           00180 Helsinki
                           FINLAND

German Office              Cyberlink GMBH
                           Fritz-Kotz Strasse 14
                           D51674 Wiehl-Borning Industriechiet
                           GERMANY

Swedish Office             Cyberlink Sweden AB
                           Soderbyvagen 3C
                           S-195 61 Arlandstad
                           SWEDEN

                           TITLE TO COLLATERAL; LIENS

      Borrower is subject to the following liens and security interests:

a. Factoring Agreement and Amendments thereto with Chasin of Long Beach, dba Colbie Pacific (includes, among other things, accounts receivables, customer lists and switch) - Cyberlink, Inc., Cyberlink-California, Inc. and Cyberlink-Nevada, Inc. are debtors (to be terminated in connection with consummation of CoastFed Agreement).

b. Purchase Agreement with GE Capital Communication Services Corporation granting a security interest on segment of customer base related directly to purchase.

c.    Various equipment - Secured Party - McGrath RenTelco.

d. Personal Computer Network - Secured Party - Tricon Capital, a unit of Greyhound Financial Corporation.

e.    Various equipment - Secured Party - JLA Credit Corporation.

f. One DataCard Model U-800 Ultra Graphix Printer - Secured Party Bankers Leasing Association.

g. One Konica Copier - Lease No. 2-116573 (in New York) - Secured Party - Tokai Financial Services, Inc.

h.    Various furniture - New York - Secured Party - Technilease Corporation.

i.    Various furniture - New York - Secured Party Tokai Financial Services,
      Inc.

j.    Various datacard/computer equipment leases - California and Massachusetts
      - Secured Party - Eaton Financial Corp.

k.    Telephone system lease - Michigan - Secured Party - Graybar Financial
      Services.

l.    Compression equipment lease - Connecticut - Secured Party - Newbridge
      Leasing

m. Network computer equipment leases - Oregon - Secured Party - Colonial Pacific Leasing

n. Debtor - Cyberlink, Les Lydiate and Monte Stern Secured Party - Imperial Thrift & Loan

      (Although this UCC is still on file, Cyberlink believes that the security interest should be released. Cyberlink intends to file the appropriate document to do so.)

      SEE ALSO ATTACHMENT "A" HERETO.

                               BOOKS AND RECORDS

      CoastFed has reviewed Borrowers' accounting books and records through September 6, 1995, and is aware that such records have not been audited and certified as being in accordance with generally accepted accounting principles.

                                   LITIGATION

      Borrower is subject to the following litigation or claims:

I. LITIGATION

1. Cyberlink, Inc. (Plaintiff) v. LDDS Communications, Inc.; Complaint for Damages and Injunctive Relief for Breach of Contract and Unfair Business Practices; filed on December 9, 1994; Counterclaim filed by LDDS; amount at issue $2,000,000; settlement discussions in progress.

2. Telco (Plaintiff) v. Cyberlink; Complaint for Breach of Written Agreement and Promissory Fraud; filed on April 14, 1995; amount at issue approximately $200,000.

3. Cyberlink (Plaintiff) v. International Long Distance Telephone Company, Inc.; Action brought for amounts due to Cyberlink for long-distance services, in the amount of $337,982.05 plus interest; filed on February 22, 1995.

II.   OTHER CLAIMS OR POTENTIAL ACTIONS

Dan McDuffie and Chris Lowery

      Each of these former employees was promised an equity interest in Cyberlink of approximately 2 percent, to vest if the employee remained in Cyberlink's employ until Cyberlink was sold to a third-party buyer. Before such a sale of Cyberlink could occur, Mr. McDuffie quit Cyberlink and Mr. Lowery was terminated for cause. Both McDuffie and Lowery have sent letters to Cyberlink alleging that they are entitled to a 2 percent equity interest in the Company.

Universal Telecom

      In 1994, Cyberlink entered into an agreement with Universal Telecom, pursuant to which Universal Telecom was to act as Cyberlink's agent in Eastern Africa under the fictitious business name of "Cyberlink Africa, Inc." On January 18, 1995, attorneys for Universal Telecom sent a letter to Cyberlink alleging that Cyberlink owed Universal Telecom reimbursement in the amount of approximately $140,000 for expenses incurred in setting up offices in Tanzania. In Spring 1995, Cyberlink had discussions with Universal Telecom's attorneys concerning the validity of this claim and the circumstances under which the business relationship between the parties might be continued, but Universal Telecom's attorneys have not followed up on those discussions.

                                DEPOSIT ACCOUNTS

SEE ATTACHMENT "B" HERETO.

                                LEASED EQUIPMENT

1. Equipment Lease Agreement, dated May 2, 1994, between Cyberlink and MCI Global Access Corporation.

2. Master Lease Agreement, dated as of June 29, 1995 between Cyberlink and Newbridge Leasing, relating to certain equipment.

      Incorporation by reference into this schedule of leased equipment are all equipment leases set forth under "Title to Collateral; Liens" above.

                                  ATTACHMENT A

                                   CALIFORNIA

199434360526
UCC1 - FINANCING STATEMENT
FILE DATE:        11/21/1994
STATUS:           ACTIVE
EXPIRATION DATE:  11/22/1999
TERMINATION DATE:

DEBTOR:           CYBERLINK-NEVADA, INC. (A NEVADA CORPORATION)
             2330 PASEO DEL PRADO #C-208, PLAZA OFFICE PK
             LAS VEGAS, NV  89102

ADD'L DEBTOR:     CYBLERLINK
             2330 PASEO DEL PRADO #C-208, PLAZA OFFICE PK
             LAS VEGAS, NV  89102

ADD'L DEBTOR:     CYBLERLINK, INC.
             2330 PASEO DEL PRADO #C-208, PLAZA OFFICE PK
             LAS VEGAS, NV  89102

ADD'L DEBTOR:     CYBLERLINK TELECOMMUNICATIONS
             2330 PASEO DEL PRADO #C-208, PLAZA OFFICE PK
             LAS VEGAS, NV  89102

SECURED:          CHASIN OF LONG BEACH, INC. DBA COLBIE PACIFIC CAPITAL
             3660 WILSHIRE BLVD #1008
             LOS ANGELES, CA  90010

1990282909
UCC1 - FINANCING STATEMENT
FILE DATE:        11/19/1990
STATUS:           ACTIVE
EXPIRATION DATE:  11/19/1995
TERMINATION DATE:

DEBTOR:           CYBERLINK
             1902 ORANGE TREE LN STE 100
             REDLANDS, CA

SECURED:          BURTRONICS BUSINESS SYSTEMS
             216 S. ARROWHEAD AVE
             SAN BERNARDINO, CA

ASSIGNEE:         LANIER
             2300 PARKLAKE DR N/E
             ATLANTA, GA

1991205505
UCC1 - FINANCING STATEMENT
FILE DATE:        09/20/1991
STATUS:  ACTIVE
EXPIRATION DATE:  09/20/1996
TERMINATION DATE:

DEBTOR:           CYBERLINK
             11835 W OLYMPIC E TOWER STE 735
             W LOS ANGELES, CA

SECURED:          EATON FINANCIAL CORP
             4464 B WILLOW RD
             PLEASANTON, CA

199434360538
UCC1 - FINANCING STATEMENT
FILE DATE:        11/21/1994
STATUS:           ACTIVE
EXPIRATION DATE:  11/22/1999
TERMINATION DATE:

DEBTOR:           CYBERLINK-CALIFORNIA, INC.
             5855 TOPANGA CANYON BLVD #520
             WOODLAND HILLS, CA  91367

ADD'L DEBTOR:     CYBERLINK
             5855 TOPANGA CANYON BLVD #520
             WOODLAND HILLS, CA  91367

ADD'L DEBTOR:     CYBERLINK, INC.
             5855 TOPANGA CANYON BLVD #520
             WOODLAND HILLS, CA  91367

ADD'L DEBTOR:     CYBERLINK TELECOMMUNICATIONS
             5855 TOPANGA CANYON BLVD #520
             WOODLAND HILLS, CA  91367


SECURED:          CHASIN OF LONG BEACH, INC. DBA COLBIE PACIFIC CAPITAL
             3660 WILSHIRE BLVD #1008
             LOS ANGELES, CA  90010

FILING NUMBER:    1995192C0714
DOCUMENT ID:      UCC2 - CHANGE TO A FINANCING STATEMENT
FILE DATE:D:      07/03/1995
ACTION TYPE:      OTHER AMENDMENT

199517060065
UCC1 - FINANCING STATEMENT
FILE DATE:        06/15/1995
STATUS:  ACTIVE
EXPIRATION DATE:  06/15/2000
TERMINATION DATE:

DEBTOR:           CYBERLINK
             5855 TOPANGA CANYON BLVD. STE 520
             WOODLAND HILLS, CA  91367

SECURED:          MCGRATH RENTELCO
             1901 N. GLENVILLE DR STE 401A
             RICHARDSON, TX 75081

199434360551
UCC1 - FINANCING STATEMENT
FILE DATE:        11/21/1994
STATUS:           ACTIVE
EXPIRATION DATE:  11/22/1999
TERMINATION DATE:

DEBTOR:           CYBERLINK, INC.
             5855 TOPANGA CANYON BLVD #520
             WOODLAND HILLS, CA  91367

ADD'L DEBTOR:     CYBERLINK
             5855 TOPANGA CANYON BLVD #520
             WOODLAND HILLS, CA  91367

ADD'L DEBTOR:     CYBERLINK-CALIFORNIA
             5855 TOPANGA CANYON BLVD #520
             WOODLAND HILLS, CA  91367

ADD'L DEBTOR:     CYBERLINK TELECOMMUNICATIONS
             5855 TOPANGA CANYON BLVD #520
             WOODLAND HILLS, CA  91367

SECURED:          CHASIN OF LONG BEACH, INC. DBA COLBIE PACIFIC CAPITAL
             3660 WILSHIRE BLVD #1008
             LOS ANGELES, CA  90010


DOCUMENT #:       1995192C0714
DOCUMENT ID:      UCC2 - CHANGE TO A FINANCING STATEMENT
FILE DATED:D:     07/03/1995
FILE TIME:D:      08:00
ACTION TYPE:      OTHER AMENDMENT

199521960873
UCC1 - FINANCING STATEMENT
FILE DATE:        08/03/1995
STATUS:           ACTIVE
EXPIRATION DATE:  08/03/2000
TERMINATION DATE:

DEBTOR:           CYBERLINK-CALIFORNIA, INC.
             5855 TOPANGA CANYON BLVD STE 520
             WOODLAND HILLS, CA  91367

SECURED:          COASTFED BUSINESS CREDIT CORPORATION
             12121 WILSHIRE BLVD STE 1111
             LOS ANGELES, CA  90025
             SSN or FTN:  953822101

1991046242
UCC1 - FINANCING STATEMENT
FILE DATE:        03/04/1991
STATUS:           ACTIVE
EXPIRATION DATE:  03/04/1996
TERMINATION DATE:

DEBTOR:           CYBERLINK, INC.
             4219 VALLEY MEADOW
             ENCINO, CA

ADD'L DEBTOR:     MONTE STERN
             4219 VALLEY MEADOW
             ENCINO, CA

ADD'L DEBTOR:     LES LYDIATE
             366 NUEVE CT
             CAMARILLO, CA

SECURED: IMPERIAL THRIFT & LOAN
             2560 W SHAW #104
             FRESNO, CA

1989083998
UCC1 - FINANCING STATEMENT
FILE DATE:        04/03/1989
STATUS:           EXPIRED
EXPIRATION DATE:  04/03/1994
TERMINATION DATE:

DEBTOR:           CYBERLINK, INC.
             700 S FLOWER STE 609
             LOS ANGELES, CA

SECURED:          INDUSTRIAL BK
             5805 SEPULVEDA BLVD
             VAN NUYS, CA

DOCUMENT #:       1989083998A0
DOCUMENT ID:      UCC2 - CHANGE TO A FINANCING STATEMENT
FILE DATE:D:      10/09/1990
ACTION TYPE:      RELEASE

1991016730
UCC1 - FINANCING STATEMENT
FILE DATE:        01/28/1991
STATUS:           ACTIVE
EXPIRATION DATE:  01/28/1996
TERMINATION DATE:

DEBTOR:           CYBERLINK, INC.
             11835 W OLYMPIC BLVD
             LOS ANGELES, CA

SECURED:          COLONIAL PACIFIC LEASING
             P O BOX 1100
             TUALATIN, OR

1992014110
UCC1 - FINANCING STATEMENT
FILE DATE:        01/22/1992
STATUS:           ACTIVE
EXPIRATION DATE:  01/22/1997
TERMINATION DATE:

DEBTOR:           CYBERLINK, INC.
             21052 OXNARD ST
             WOODLAND HILLS, CA

SECURED:          EATON FINANCIAL CORP.
             P O BOX 4225
             ANAHEIM, CA

1993204563
UCC1 - FINANCING STATEMENT
FILE DATE:        10/07/1993
STATUS:           ACTIVE
EXPIRATION DATE:  10/07/1998
TERMINATION DATE:

DEBTOR:           CYBERLINK, INC.
             5855 TOPANGA CANYON BLVD #520
             WOODLAND HILLS, CA

SECURED:          BANKERS LEASING ASSOC INC.
             4201 LAKE COOK RD
             NORTHBROOK, IL

1993219794
UCC1 - FINANCING STATEMENT
FILE DATE:        10/29/1993
STATUS:           ACTIVE
EXPIRATION DATE:  10/29/1998
TERMINATION DATE:

DEBTOR:           CYBERLINK, INC.
             5855 TOPANGA CANYON BLVD #52
             WOODLAND HILLS, CA

SECURED:          EATON FINANCIAL CORP.
             550 COCHITUATE RD BOX 9104
             FRAMINGHAM, MA

1993224816
UCC1 - FINANCING STATEMENT
FILE DATE:        11/05/1993
STATUS:           ACTIVE
EXPIRATION DATE:  11/05/1998
TERMINATION DATE:

DEBTOR:           CYBERLINK, INC.
             5855 TOPANGA CANYON BLVD #52
             WOODLAND HILLS, CA

SECURED:          JLA CREDIT CORP.
             21535 HAWTHORNE BLVD #350
             TORRANCE, CA

1994026111
UCC1 - FINANCING STATEMENT
FILE DATE:        02/09/1994
STATUS:  ACTIVE
EXPIRATION DATE:  02/09/1999
TERMINATION DATE:

DEBTOR:           CYBERLINK INC.
             5855 TOPANGA CYN #520
             WOODLAND HILLS, CA

SECURED:          JLA CREDIT CORP.
             21535 HAWTHORNE BLVD #350
             TORRANCE, CA

199431360357
UCC1 - FINANCING STATEMENT
FILE DATE:        10/18/1994
STATUS:           ACTIVE
EXPIRATION DATE:  10/18/1999
TERMINATION DATE:

DEBTOR:           CYBERLINK INC.
             5855 TOPANGA CANYON BLVD. #520
             WOODLAND HILLS, CA 91367

SECURED:          JLA CREDIT CORP.
             21535 HAWTHORNE BLVD. #350
             TORRANCE, CA 90503
             SSN or FTN:  133295831

DOCUMENT #:       1995192C0714
DOCUMENT ID:      UCC2 - CHANGE TO A FINANCING STATEMENT
FILE DATE:D:      07/03/1995
ACTION TYPE:      OTHER AMENDMENT

199504860379
UCC1 - FINANCING STATEMENT
FILE DATE:        02/10/1995
STATUS:           ACTIVE
EXPIRATION DATE:  02/10/2000
TERMINATION DATE:

DEBTOR:           CYBERLINK INC.
             5855 TOPANGA CANYON BLVD. #520
             WOODLAND HILLS, CA  91367

SECURED:          GRAYBAR FINANCIAL SERVICES
             201 W BIG BEAVER RD
             TROY, MI  48084

199516760192
UCC1 - FINANCING STATEMENT
FILE DATE:        06/14/1995
STATUS:           ACTIVE
EXPIRATION DATE:  06/14/2000
TERMINATION DATE:

DEBTOR:           CYBERLINK, INC.
             5855 TOPANGA BLVD., STE 520
             WOODLAND HILLS, CA  91367

SECURED:          TRICON CAPITAL, A UNIT OF GREYHOUND FINANCIAL
             CORPORATION
             95 N. RTE 17 S
             PARAMUS, NJ 07662

199518160513
UCC1 - FINANCING STATEMENT
FILE DATE:        06/28/1995
STATUS:           ACTIVE
EXPIRATION DATE:  06/28/2000
TERMINATION DATE:

DEBTOR:           CYBERLINK, INC.
             5855 TOPANGA BLVD., STE 520
             WOODLAND HILLS, CA  91367

SECURED:          NEWBRIDGE LEASING
             55 FEDERAL RD
             DANBURY, CT  06801

199521961185
UCC1 - FINANCING STATEMENT
FILE DATE:        08/03/1995
STATUS:           ACTIVE
EXPIRATION DATE:  08/03/2000
TERMINATION DATE:

DEBTOR:           CYBERLINK, INC.
             5855 TOPANGA CANYON BLVD., STE 520
             WOODLAND HILLS, CA  91367

SECURED:          COASTFED BUSINESS CREDIT CORPORATION
             12121 WILSHIRE BLVD., STE 1111
             LOS ANGELES, CA  90025
             SSN or FTN:  953822101

DOCUMENT #:       1995192C0714
DOCUMENT ID:      UCC2 - CHANGE TO A FINANCING STATEMENT
FILE DATE:D:      07/03/1995
FILE TIME:D:      08:00
ACTION TYPE:      OTHER AMENDMENT

199504560508
JL1 - JUDGMENT LIEN
FILE DATE:        02/06/1995
STATUS:           ACTIVE
EXPIRATION DATE:  02/07/2000
TERMINATION DATE:

DEBTOR:           RAYBORN JOHNSON, INC.
             2598 S. ARCHIBALD AVE, #H-303
             ONTARIO, CA  91761

SECURED:          CYBERLINK, INC. A CALIFORNIA CORPORATION
             24012 CALLE DE LA PLATA, STE 230
             LAGUNA HILLS, CA  92653


199516760219
JL1 - JUDGMENT LIEN
FILE DATE:        06/14/1995
STATUS:           ACTIVE
EXPIRATION DATE:  06/14/2000
TERMINATION DATE:

DEBTOR:           JAG ISHWAR SINGH GREWAL AKA JAGVIR GREWAL IND. & DBA
             NEW HORIZONS INTERNATIONAL
             19981 FELCLIFF LN
             HUNTINGTON BEACH, CA  92646

SECURED:          CYBERLINK, INC., A CALIFORNIA CORPORATION
             24012 CALLE DE LA PLATA, % STE 230
             LAGUNA HILLS, CA  92653

                                    NEW YORK

086774
UCC1 - FINANCING STATEMENT
FILE DATE/TIME:   05/01/1995
DEBTOR:           CYBERLINK
             708 3RD AVENUE
             NEW YORK, NY  10017

SECURED PARTY:    SANWA LEASING CORP.
             PO BOX 7023
             TROY, MI  48007

COLLATERAL:  LEASES
             SPECIFIC EQUIPMENT

116101
UCC1 - FINANCING STATEMENT
FILE DATE/TIME:   06/08/1995  09:00
DEBTOR:           CYBERLINK
             708 THIRD AVENUE 21ST FLOOR
             NEW YORK, NY  10017

SECURED PARTY:    TECHNILEASE CORP.
             43 FULTON STREET
             NEWARK, NJ  07102
COLLATERAL:  SPECIFIC EQUIPMENT
MICROFILM:   5087

103464
UCC1 - FINANCING STATEMENT
FILE DATE/TIME:  05/22/1995
DEBTOR:          CYBERLINK INC.
             708 THIRD AVENUE
             NEW YORK, NY  10017

SECURED PARTY:    TOKAI FINANCIAL SERVICES, INC.
             1055 WESTLAKES DRIVE
             BERWYN, PA  19312
COLLATERAL:  PRODUCTS
         :   PROCEEDS
         :   SPECIFIC EQUIPMENT

230023
UCC1 - FINANCING STATEMENT
FILE DATE/TIME:   10/09/1984
DEBTOR:           CYBERLINK SYSTEMS, INC.
             411 FURNACE DOCK RD.
             PEEKSKILL, NY  10566

SECURED PARTY:   MIDLANTICCOMMERCIAL LEASING CORP.
             225 WEST 34 ST.
             NEW YORK, NY  10122
COLLATERAL:  SPECIFIC EQUIPMENT

                                  ATTACHMENT B

                                                                FAX TRANSMISSION

From:         Michalel S. Trookey       Cyberlink, Inc.


Questions?    Call
              Fax

To:           Ron McVicar
Company:      Coast Business Credit     213/896-0400
Address:
Date:         September 8, 1995
Time:         4:03 PM                   Pages: (including this one)

--------------------------------------------------------------------------------

Ron: All bank accounts are at Union Bank - 5855 Topanga Cyn Blvd, Woodland Hills


     General - #1290011317
     P/R       #1290011496
     Int'l     #1290011341